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                        SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


Date  of  Report  (Date  of  earliest  event  reported)     JANUARY  4,  2001


                         CIMARRON-GRANDVIEW  GROUP,  INC.
           ------------------------------------------------------------
           (Exact  name  of  registrant  as  specified  in its charter)

       WASHINGTON                      1-1337                 91-0684860
       ----------                      ------                 ----------
(State or other jurisdiction        (Commission             (IRS  Employer
of  incorporation)                   File  Number)           Identification No.)


            601 W. MAIN  AVENUE, STE. 714    SPOKANE,  WA  99201-0677
            ---------------------------------------------------------
                    (Address  of  principal  executive  offices)

Registrant's  telephone  number,  including  area  code          (509)  455-9077
                                                                 ---------------

                                         N/A
                                         ---
         (Former  name  or  former  address, if changed since last report)

ITEM  5.  OTHER  EVENTS.

I. At the 2000 Annual Meeting of .Shareholders of Cimarron-Grandview Group, Inc the following matters were approved by the shareholders:

Amendment  to  the  Articles  of  Incorporation
-----------------------------------------------

Our  Articles  of  Incorporation  were  amended  as  follows:

(a)     changing  the  name  of  the  Company  to  Full  Moon  Universe,  Inc.;
(b)     re-stating  the  purpose  of  the  Company;
(c) consolidating each five outstanding shares of Common Stock into one share of Common Stock;
(d) changing the authorized capital of the Company to increase the number of shares of Common Stock from 30,000,000 to 100,000,000 and to authorize a class of Preferred Stock consisting of 10,000,000 shares;
(e)     eliminating  cumulative  voting  for  election  of  Directors;
(f)     eliminating  preemptive  rights;
(g)     limiting  the  personal  liability  of  directors;  and
(h)     providing  for  indemnification  of  directors.

The amendments to the Articles of Incorporation take effect at the close of business on Wednesday January 10, 2001.

Election  of  Directors
-----------------------

Three members were elected to Board of Directors to serve for a one-year term or until their respective successors are is elected and qualified. The new Directors, which constitute the entire Board of Directors of the Company, are as follows:


Charles Band - Mr. Band, age 48, has been involved in the motion picture industry for over 20 years. During this time he has been the president and sole shareholder of a number of companies involved in video production and distribution. Mr. Band has produced over 200 films. Mr. Band is the founder and principal shareholder of Full Moon Universe, Inc.

Mickey M. Kaiserman - Mr. Kaiserman, age 51, is graduated from Cornell University and received his MBA from the University of Chicago. From 1989 to the present, Mr. Kaiserman has been a self-employed consultant providing financial and managerial consulting. For more than the past five years, Mr. Kaiserman has dedicated substantially all of his time to the business and financial affairs of the Full Moon Universe, Inc., or its predecessors and affiliates.

Herbert  Wolas  -  Mr.  Wolas,  age  67,  is  graduated  from  the University of
California at Los Angeles where he received his B.A. Degree and his Juris Doctorate. Mr. Wolas is a practicing attorney in Los Angeles. Mr. Wolas has served as an officer and director of various public and private companies. Mr. Wolas' consent to serve as a Director is conditional on the Company obtaining directors' liability insurance.

Approval  of  Auditors
----------------------

LeMaster & Daniels, PLLC were approved as independent certified public accountants for the Company for the fiscal year ending December 31, 2000.

II. We have received notification from NASDAQ that upon the effectiveness of the Company's name change to Full Moon Universe, Inc. and the reverse split of the Common Stock our trading symbol on the OTC Bulletin Board will be changed to "MOON".

III. The following persons have been appointed by the Board of Directors to serve as the Officers of the Company:

President  and  Chief  Executive  Officer     Charles  Band
Chief  Financial  Officer                     Mickey  M.  Kaiserman
Secretary                                     Gregory  B.  Lipsker



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CIMARRON-GRANDVIEW  GROUP,  INC.



Date:     January 10,  2001                 By: /s/ Gregory B. Lipsker
                                            -----------------------------------
                                            Gregory  B.  Lipsker,  Secretary